UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 29, 2021 (June 8, 2021)
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 5.875% Series C Non-Cumulative, perpetual preferred stock)	HBANN	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.250% Series D Non-Cumulative, perpetual preferred stock)	HBANO	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/100th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Huntington Bancshares Incorporated (“Huntington”) is filing this amendment to its Current Report on Form 8-K originally filed on June 9, 2021 (the “Original Filing”), to provide information about the committee assignments of the new directors reported as appointed in the Original Filing. Other than the additional disclosure provided herein, no other disclosure reported in the Original Filing is amended pursuant to this amendment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported, on June 9, 2021, Huntington completed its acquisition of TCF Financial Corporation (“TCF”). As reported on June 9, 2021, as of the effective time of the acquisition, the size of the board of directors of Huntington (the “Board”) was increased by five directors, and five former TCF directors, Richard H. King, Barbara L. McQuade, Roger J. Sit, Jeffrey L. Tate and Gary Torgow, were appointed by the Board to fill the vacancies resulting from the increase in the size of the Board.
On June 29, 2021, the Nominating and Corporate Governance Committee of the Board (the "Nominating and Corporate Governance Committee") appointed Mr. King to serve on the Technology Committee of the Board, Ms. McQuade to serve on the Risk Oversight Committee of the Board, Mr. Tate to serve on the Audit Committee of the Board, and Mr. Torgow to serve on the Community Development Committee of the Board. In addition, on June 29, 2021, the Nominating and Corporate Governance Committee recommended that the Board appoint Mr. Sit to serve on the Nominating and Corporate Governance Committee, which appointment is expected to be made at a subsequent meeting of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	July 6, 2021	By:	/s/ Jana J. Litsey

Jana J. Litsey
Title: General Counsel